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                                 EXHIBIT 10.88

                               Sedona Corporation

                             1003 West Ninth Avenue

                                    2nd Floor

                       King of Prussia, Pennsylvania 19406

                                                                November 2, 2006

Mr. David Vey
11822 Justice Avenue
Suite B-6
Baton Rouge, Louisiana 70816

Oak Harbor Investment Properties, L.L.C.
11822 Justice Avenue
Suite B-6
Baton Rouge, Louisiana 70816

          Re: Refinancing of the Obligations of Sedona Corporation ('Sedona") to David Vey ("Vey") and Oak Harbor Investment Properties, LLC. ("Oak Harbor").

Gentlemen:

     Sedona has, from time to time, borrowed funds from Oak Harbor and Vey. Vey and Oak Harbor have agreed to refinance all of Sedona's existing obligations to them, and Vey has agreed to provide certain additional funds to Sedona (collectively the "Transaction"). Closing of the Transaction took place on November 2, 2006 (the "Closing Date"). This letter will serve as an acknowledgement of the Closing of the Transaction and delivery of the documents described herein. The following is a summary of the various components of the Transaction.

     I. CONSOLIDATION OF SEDONA'S OUTSTANDING OBLIGATIONS TO OAK HARBOR.

     Oak Harbor consolidated and extended the maturity date of the following promissory notes: (i) Promissory Note dated March 13, 2003 in the principal amount of $400,000.00 from Sedona to Oak Harbor; and (ii) Promissory Note dated January 13, 2003 in the principal amount of $600,000.00 from Sedona to Oak
Harbor (collectively, the "Oak Harbor Notes"). On the Closing Date, Vey in behalf of Oak Harbor, delivered to Sedona the Oak Harbor Notes, and Sedona hereby acknowledged receipt and cancellation of the Oak Harbor Notes. In furtherance of the consolidation and extension of the maturity of the Oak Harbor Notes, Sedona delivered and Oak Harbor
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acknowledged receipt and execution of the following: (i) a Promissory Note dated
August 17th, 2006 in the principal amount of $1,040,402.22 from Sedona to Oak Harbor; (ii) Exchange Agreement dated August 17th, 2006 between Sedona and Oak Harbor; and (iii) Amended and Restated Security Agreement dated August 17th,
2006 between Sedona and Oak Harbor.

     II. CONSOLIDATION OF THE OUTSTANDING OBLIGATIONS TO VEY.

     Vey agreed to consolidate and extended the maturity date of the following convertible promissory notes from Sedona to Vey: (i) note in the principal amount of $50,000.00 effective as of January 13, 2005; (ii) note in the principal amount of $50,000.00 effective as of December 18, 2003; (iii) note in the principal amount of $50,000.00 effective as of March 30, 2005; (iv) note in the principal amount of $75,000.00 effective as of March 25, 2005; (v) note in the principal amount of $75,000.00 effective as of January 31, 2005; (vi) note in the principal amount of $125,000.00 effective as of March 16, 2005; (vii)
note in the principal amount of $300,000.00 effective as of July 7th, 2004;
(viii) note in the principal amount of $500,000.00 effective as of June 4th, 2004; (ix) note in the principal amount of $50,000.00 effective as of November 6, 2003; (x) note in the principal amount of $50,000.00 effective as of April 22, 2005; (xi) note in the principal amount of $75,000.00 effective as of April 14, 2005; (xii) note in the principal amount of $75,000.00 effective as of December 3rd, 2003; (xiii) note in the principal amount of $95,000.00 effective as of September 22, 2005; (xiv) note in the principal amount of $100,000.00 effective as of October 8, 2004; (xv) note in the principal amount of $120,000.00 effective as of December 22, 2005; (xvi) note in the principal amount of $125,000.00 effective as of March 23, 2005; (xvii) note in the principal amount of $125,000.00 effective as of June 20, 2005; (xviii) note in the principal amount of $195,000.00 effective as of September 15th, 2004; (xix)
note in the principal amount of $200,000.00 effective as of November 18, 2004; and (xx) note in the principal amount of $155,000.00 effective as of May 1, 2006 (collectively, the "Convertible Notes"). On the Closing Date, Vey delivered the Convertible Notes to Sedona and Sedona acknowledged receipt and cancellation of the Convertible Notes. In furtherance of the consolidation and extension of the maturity of the Convertible Notes, Sedona delivered and Vey acknowledges receipt and execution of the following: (i) a Promissory Note dated October 23, 2006 in the principal amount of $2,691,263.36 from Sedona to Vey; (ii) Exchange Agreement dated October 23, 2006 between Sedona and Vey; (iii) Registration Rights Agreement dated October 23, 2006 between Sedona and Vey; and (iv) Security Agreement dated October 23, 2006 between Sedona and Vey (the "Security Agreement").

     III. BRIDGE FINANCING.

     From time to time, Vey made various loans to Sedona not evidenced by a promissory note. Vey and Sedona agreed to consolidate such loans into short-term promissory note dated as of October 23, 2006 in the principal amount of $1,213,952.81 (the "Bridge Note"). Pursuant to the terms of the Security Agreement, the Bridge Note was secured by a lien and security interest in the assets of Sedona subordinate to the security interest of Oak Harbor. On the Closing Date, Sedona executed and delivered to Vey the Bridge Note and the Security Agreement.

     IV. LINE OF CREDIT.


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     Sedona requested and received from Vey an uncommitted line of credit in an amount not to exceed $500,000.00 (the "Line of Credit") to be used to fund the working capital needs of Sedona. The Line of Credit was evidenced by a Revolving Promissory Note dated September 27, 2006, in a principal amount not to exceed $500,000.00 (the "Revolving Note"), and a Term Sheet dated September 27, 2006 (the "Term Sheet"). Sedona's obligations under the Revolving Note is secured by a lien and security interest in the assets of Sedona which is subordinate to the security interest of Oak Harbor as set forth in the Security Agreement. At the Closing, Sedona executed and delivered to Vey the Revolving Note, Term Sheet and the Security Agreement.

     Please sign below to acknowledge your receipt of this letter and the delivery of documents referenced herein.

                                           Very truly yours,


                                           Marco Emrich
                                           President

Accepted and Acknowledged:


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David Vey


Oak Harbor Investment Properties, L.L.C.


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David Vey
President


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